Annual Report

For year ended July 31, 2016

Series Two

A Diversified Mutual Fund of American Growth Fund, Inc.

Series Two – Page 1

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series Two Annual Report for the year ending July
31, 2016.
This past year has been full of changes for Series Two. On July 29, 2016 your American Growth Fund, Inc.
Series Two switched its Investment Strategy to focus on the budding cannabis business. It is believed that it is the first diversified mutual fund approved to do so by the Securities and Exchange Commission. The portfolio security holdings of Series Two and historical financial information and numbers, such as performance and expenses, may not give investors a current, relevant picture of Series Two financial data. On July 29, 2016 American Growth Fund
Series Two changed its fundamental investment policies governing purchase and sale of portfolio securities for
Series Two (as approved in advance by the Series Two Board of Directors and Shareholders). As a direct result, the portfolio security holdings of Series Two are substantially different than they were prior to July 29, 2016. By regulation
Series Two must report historical financial information and numbers even though its investment strategy and structure have substantially changed, resulting in such historical financial information and numbers not necessarily providing investors current, relevant financial data. Last year, Factbook publisher Cannabusiness Media estimates, there was between $1.6 billion and $1.9 billion of legal cannabis sold for medical use in the U.S., and another $600 million to
$700 million was sold for legal, recreational use3. The Factbook projects that legal cannabis businesses will do roughly $8 billion in revenue by 20183.

Investment Strategy
The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. We also look for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved, in at least some way, in the legal cannabis business. Examples of companies associated with the legal cannabis industry could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. These securities may be issued by large companies and also small and mid-sized companies, Micro Cap and REITs. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for medical cannabis even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue.

Performance Overview
Your American Growth Fund Series Two Class E Shares delivered you a (14.43)% return since July 31,
2015 through close of business on July 31, 2016. The Dow Jones Industrial Average posted a gain of 7.01% since
July 31, 2015 through close of business on July 31, 2016 while the S&P 500 posted a loss of 5.62% since July 31,
2015 through close of business on July 31, 2016. Additional data, including long term performance data, can be found on page 19 of this report. Past performance is no guarantee of future results.

Manager’s Discussion
The Cannabis business continues to expand. This past April Pennsylvania became the 24th state to approve cannabis for medical purposes4. Arizona’s Proposition 205 would legalize cannabis for those over the age of 21 as would Nevada’s Initiative to Regulate and Tax Marijuana, Maine’s Marijuana Legalization Act, Massachusetts
Regulation and Taxation of Marijuana Act and California’s Proposition 645. Massachusetts Regulation and Taxation
of Marijuana Act and California’s Proposition 64 would also allow “cannabis cafes” that would allow on site consumption5. Additionally Arkansas, Florida, Montana and North Dakota have medical Marijuana bills on the ballots.
Federally, the Drug Enforcement Agency ruled that Marijuana would remain a Schedule l controlled substance, which declares it has "no currently accepted medical use and a high potential for abuse." However, the DEA also stated that
"will allow additional entities to apply to become registered with DEA so that they may grow and distribute marijuana for FDA-authorized research."13
Politically, Hillary Clinton’s pick of Tim Kaine as a running mate received an “F” Grade because of his opposition to legalization and decriminalization of marijuana, which was later changed to a “C”. Hillary Clinton is on record as a supporter of medical marijuana. Donald Trump shifts back and forth on marijuana legalization. Early in the campaign he was open to letting states do what they wanted, then he reversed course and took a stand against legalizing marijuana. Now he says he is 100% for medical marijuana, even though that contradicts the Republican platform. 12
Globally, in Israel hundreds of medical professionals, farmers, patients and cannabis activists descend on
Israel for the Cann10 International Medical Conference where Israeli scientists are plowing ahead with new clinical trials in order to approve cannabis use for a wider variety of diseases9. The All Party Parliamentary Group in the
United Kingdom has called for cannabis to be made legal for medical conditions8. Tilburg, Netherlands is allowing residents who rely on medical cannabis to grow marijuana6. In Canada, Aurora Cannabis is planning to expand its operations by 600,000 square feet over the next two years, a more than tenfold increase over its 55,200 square-foot

Series Two – Page 2

facility and would boost production to 70,000 kilograms per year, up from 7,00010. However, Scotiabank and Royal
Bank of Canada have begun closing client accounts, and turning away new clients, who have anything to do with the cannabis industry7. The German federal government is plowing €5.2 billion to €6.1 billion each year into repressive anti-drug measures, with the lion’s share focused on cannabis, according to data released by the country’s Left party.
Charges for selling or growing cannabis make up nearly three-quarters of all registered drug offenses in the country of 80 million residents11.

My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President
American Growth Fund, Inc.

1. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2. http://data.bls.gov/timeseries/LNS14000000
3. http://www.forbes.com/sites/caroltice/2015/02/05/why-legal-cannabis-is-2015s-best-startup-opportunity/#41f37e5ba4a7
4. http://www.cityam.com/249292/investmentcaselegalisedcannabismarkets
5. https://www.greenrushdaily.com/2016/09/08/9-states-marijuana-initiatives-november-ballots/
6. https://www.leafly.com/news/politics/break-past-policy-dutch-mayor-allows-cannabis-patients-grow-home/
7. http://www.cannabisbusinesstimes.com/article/091216-canadian-banks-refuse-cannabis/
8. http://www.bbc.com/news/health-37336678
9. http://www.timesofisrael.com/in-israel-booming-medical-marijuana-looks-to-conquer-new-highs/
10. http://www.huffingtonpost.ca/2016/09/09/marijuana-production-legalization_n_11938450.html
11. https://www.leafly.com/news/politics/germany-austria-pouring-billions-cannabis-prohibition/
12. http://www.forbes.com/sites/debraborchardt/2016/07/28/neither-clinton-or-trump-is-a-hit-with-marijuana-
supporters/#f70f8634d7e9
13. http://www.cnn.com/2016/08/11/health/dea-marijuana-schedule-l/

Series Two – Page 3

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK		
Internet Information 13.39%		
Alphabet, Inc. Class C*	150	$118,701
(Maintains an index of Web sites and other online content for users, advertisers and Google network members and other content providers.)		
Alphabet Inc. Class A*	150	115,318
(Maintains an index of Web sites and other online content for users, advertisers and Google network members and other content providers.)		
		234,019
Computer Software 12.98%		
Microsoft.	4,000	226,720
(Mircosoft Corp. is the largest independent maker of software. It develops and sells software products for a wide range of computing devices.)		
Chemical (Specialty) 12.25%		
NewMarket Corp.	500	213,970
(Engages in the petroleum additives and real estate development businesses.)		
Drug 11.41%		
Novo Nordisk	3,500	199,395
(A healthcare company, engages in the discovery, development, manufacture and marketing of pharmaceuticals products in Denmark and internationally.)		
Household Product 11.24%		
Church & Dwight Co.	2,000	196,480
(With its subsidiaries, develops, manufactures and markets a range of household, personal care and specialty products under various brand names in the United States and internationally.)		
Diversified Machinery 10.21%		
3 M Co.	1,000	178,360
(Operates as a diversified technology company worldwide.)		
Personal Computer 8.35%		
Apple Inc.	1,400	145,894
(With subsidiaries, designs, manufactures, and markets mobile communication and media devices, personal computers, and portable digital music players, sells related software, services, peripherals, networking solutions, and third-party digital content and applications worldwide.)		

Series Two – Page 4

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS (continued)
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Restaurant 7.16%		
YUM! Brands, Inc.	1,400	$125,188
(With its subsidiaries, operates as a quick service restaurant company in the United States and internationally.)		
Auto 5.80%		
Ford Motor Co.	8,000	101,280
(Primarily develops, manufactures, distributes and services vehicles and parts worldwide.)		
Biotechnology 4.55%		
Gilead Sciences Inc.	1,000	79,470
(A biopharmaceutical company, engages in the discovery, development and commercialization of therapeutics for the treatment of life threatening diseases worldwide.)		
Total Investments, at Market Value ***(cost $846,882)***..................	**97.34%**	**1,700,776**
Other Assets, Less Liabilities..................	**2.66%**	**46,444**
Net Assets	**100.00%**	**$ 1,747,220**

*Non-income producing security
See accompanying notes to financial statements

Series Two – Page 5

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENT OF ASSETS AND LIABILITIES, July 31, 2016

ASSETS:	
Investments, at market value *(cost $846,882)*	$ 1,700,776
Cash	41,112
Receivables:	
Dividends and interest	1,845
Other receivables	5,601
Pre-paid Insurance	2,444
Total assets	1,751,778
LIABILITIES:	
12b-1 fees	3,193
Management fee	1,365
Total liabilities	4,558
NET ASSETS	$ 1,747,220
COMPOSITION OF NET ASSETS:	
Paid-in capital	$ 822,855
Accumulated net realized gain from investment transactions	70,471
Net unrealized appreciation of investments	853,894
Net assets	$ 1,747,220
NET ASSET VALUE PER SHARE:	
Class E Shares:	
Net asset value and redemption price per share (based on net assets of $1,224,654 and 109,832 shares of beneficial interest outstanding)	$11.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.83
Class F Shares:	
Net asset value, redemption price and offering price per share (based on net assets of $522,566 and 48,639 shares of beneficial interest outstanding)	$10.74

See accompanying notes to financial statements.

Series Two – Page 6

See accompanying notes to financial statements.

Series Two – Page 7

See accompanying notes to financial statements.

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1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended
July 31, 2016, aggregated $0 and $369,261, respectively.
3. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series Two – Page 9

Notes to Financial Statements
American Growth Fund, Inc. Series Two

1. *Summary of Significant Accounting Policies*
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class E and Class F shares. Class E has a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class F has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.
Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following reclassifications have been made as of July 31, 2016:

Accumulated Net Investment Loss	Paid in Capital
$ 132,389	$ (132,389)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2013-2015 and expected to be taken in the Fund's 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Series Two – Page 10

Notes to Financial Statements
American Growth Fund, Inc. Series Two

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
As an investment company, the Fund follows the specialized accounting rules outlined in the Financial Accounting Standard Board's Accounting Standards Certification Topic 946 "Financial Services – Investment Companies."
The following is a summary of the inputs used, as of July 31, 2016, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,700,776	0	0	$ 1,770,776

The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2016. Transferrs are recognized at the end of the reporting period.

2. *Shares of Beneficial Interest*
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the year ended July 31, 2016		*For the year ended July 31, 2015*	
	Shares	*Amount*	*Shares*	*Amount*
Class E:				
Sold	192	$2,148	245	$2,901
Dividends and distributions reinvested	-	-	-	-
Redeemed	(10,515)	(120,170)	(20,549)	(243,349)
Net decrease	(10,323)	$(118,022)	(20,304)	$(240,448)
Class F:				
Sold	27	$300	471	$5,438
Dividends and distributions reinvested	-	-	-	-
Redeemed	(10,172)	(109,899)	(7,956)	(93,765)
Net (decrease) increase	(10,145)	$(109,599)	(7,485)	$(88,327)

3. *Realized and Unrealized Gains and Losses on Investments*
The identified tax cost basis of investments at July 31, 2016 was $846,882. Net unrealized appreciation on investments of $853,894, based on identified tax cost as of July 31, 2016, was comprised of gross appreciation of $861,960 and gross depreciation of $8,066.

4. *Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties*
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively. For the year ended July 31, 2016 commissions and sales charges paid by investors on the purchase of Fund shares totaled $21 of which $11 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class F shares totaled $3 of which $3 was retained by WCB.

For the year ended July 31, 2016, WCB received contingent deferred sales charges of $6 upon redemption of Class F shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For year ended July 31, 2016, the Fund paid directors' fees of $1,582, expenses of $2,118, and the audit chair $639 for review.

For the year ended July 31, 2016, under an agreement with IRC, the Fund was charged $29,066 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $18,149 by an affiliated company of IRC for the rental of office space.

Series Two – Page 11

Series Two – Page 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of
American Growth Fund, Inc. Series Two

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc.,
Series Two (the “Fund”), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series Two as of
July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 28, 2016

Series Two – Page 13

Series Two – Page 14

Allocation of Portfolio Assets (audited)
(Calculated as a percentage of Net Assets)
July 31, 2016

Sector Breakdown

Internet Information	13.39%
Computer Software	12.98%
Chemical (Specialty)	12.25%
Drug	11.41%
Household Product	11.24%
Diversified Machinery	10.21%
Personal Computer	8.35%
Restaurant	7.16%
Auto	5.80%
Biotechnology	4.55%
Investments - Common Stocks	97.34%
Cash and Receivables, less Liabilities	2.66%
Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at July 31, 2016 (Unaudited)
How to Obtain a Copy of the Fund's Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC's website at http://www.sec.gov.

How to Obtain a Copy of the Fund's Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors[2] of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

Series Two – Page 15

John Pasco III, 8730 Stony Point Parkway, Suite 205, Richmond, VA, DOB: April 10, 1945	Director	Since December 2006	Mr. Pasco is President, Treasurer and Director of Commonwealth Fund Services, Inc., a mutual fund administrator, transfer agent, disbursing agent and accounting services agent, since 1993; President and Director of First Dominion Capital Corp., a Broker Dealer. President and Treasurer of Commonwealth Capital Management, Inc., a Registered Investment Adviser; and President of Commonwealth Capital Management, LLC, a Registered Investment Advisor.	2	Director of Commonwealth Fund Services, Inc., Director of First Dominion Capital Corp.,
Gerald Opalinski, 3465 Route 130 N, Harrison City, PA DOB: June 28, 1953	Director	Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Chairman (financial expert)	Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road,	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None

Series Two – Page 16

Englewood, CO DOB: July 4, 1927					
Dr. Brian Brody*, 6901 S. Pierce St. Suite 380, Littleton, CO DOB: September 23, 1952	Director	Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Peter McKown, 2800 S. University Blvd, #194, Denver, CO DOB: June 14, 1958	Director	Since December 2015	Senior Advisor for Prince Street Capital Management LLC., Senior Partner of Prince Street Capital Management LLC	2	Prince Street International Ltd., Prince Street Fund Ltd., Prince Street Opportunities Ltd., PS Opportunities Offshore Ltd., Prince Street Institutional Ltd., PS Institutional Offshore Ltd., Prince Street Latin America Ltd., PS Latin America Offshore Ltd., Prince Street (India) Fund Pte Ltd., Prince Street Capital Management Pte Ltd.
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons” of the Fund as defined by the
Investment Company Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

Series Two – Page 17

John Pasco III is the President of Commonwealth Fund Services, Inc., the Company´s transfer agent and accounting service agent.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the
Fund. There are no other funds that together with the Fund constitute a Fund Complex.
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on September 22, 2016

At a regular meeting of the Board of Directors (the “Board”) held on September 22, 2016 (the “Meeting”), the Board, including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between
Investment Research Corporation (the “Adviser”) and American Growth Fund, Inc. (the “Fund”).

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent
Directors present considered materials furnished by the Adviser, including information about, but not limited to, the
Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the
Adviser prior to the Meeting. At the Meeting, representatives from the Adviser presented information to the Board regarding the Adviser and the Series Two Fund and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-
approval of the Agreement included the following:

Performance. The Board reviewed American Growth Fund’s investment performance reports, which compared the performance of Series Two with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with the Series Two Fund’s benchmark index, the S&P 500 (the “S&P
500”), and discussed these reports with representatives of the Adviser. The Board and the Independent Directors
considered Series Two comparative performance for three months, six months, one year, three year and five year periods. The Board noted and discussed Series Two’s under performance versus other funds and the S&P 500 with the Adviser, which was at least partially attributable to the ongoing transition in the Series Two Fund’s investment strategy. The Adviser indicated that certain investment reporting services may have underreported the Series Two performance by reflecting the capital gain distribution on Series Two as a lowered return on investment, and showed the Board the differences caused by the different ways that distribution had been treated.

The Adviser reminded the Board that, on July 29, 2016 Series Two had, with the approval of shareholders, changed its investment strategy to focus on investments related to the emerging state legalized cannabis industry which has been projected by some analysts to grow to an $8 billion industry by 2018. Currently 24 states allow medical marijuana with another 8 states having legislation or ballot proposals pending relating to various forms of cannabis legalization. While the United States Drug Enforcement Agency (“DEA”) has again declined to remove marijuana from the Schedule One controlled substance list, citing a lack of proven medical uses, the federal non-enforcement policy continues to be mandated by the Rohrbacher-Farr amendment to the Department of Justice spending bill. Recent court decisions have interpreted that 2016 budget amendment to prohibit spending any funds to enforce the federal
Controlled Substances Act against medical marijuana in states that have legalized it. The DEA did announce that it would allow additional entities to become registered with the DEA in order to be able to grow marijuana for FDA authorized medical research.

Nature, Extent and Quality of Services. The Directors noted that the Series Two Fund is an actively managed fund and that the transition to a cannabis related fund was requiring a considerable amount of time and effort by the
Adviser. The Directors also considered that the Adviser currently manages approximately $16.7 million in assets for the Fund (both Series One and Two combined). The Directors discussed the nature of the Adviser’s operations and considered the long-term tenure and industry experience of the Adviser’s professional investment management staff.
The Board also reviewed the Adviser’s investment strategy, research capabilities and analytical methodology that it utilizes in selecting investments for the Series Two Fund. The Directors also discussed the Adviser’s recent enhancements to its compliance procedures. The Board then concluded that the Adviser had sufficient depth of personnel, experience, resources, and investment and compliance processes to provide sufficient quality services to the Fund.

Cost of Services and Profitability. The Board noted that the Agreement requires the Series Two Fund to pay the
Adviser an annual fee of approximately 1% of the Fund’s average net assets up to a “break point” at $30,000,000 at

Series Two – Page 18

which point the fee is reduced to 3/4ths of 1% for any assets under management in excess of $30,000,000. The
Board also noted that, in addition to the 1% advisory fee, which amounted to $18,275 for the year from Series Two, both the Series One and Series Two Funds shared certain operating costs with the Adviser and that affiliates of the
Adviser received additional revenue from the Fund for distributing the Fund’s shares and for office rent. The Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates in relation to the operation of the Fund and determined that such profits were not excessive. In making this determination, they relied upon an analysis of the profitability of the Fund’s business to the Adviser and its affiliates provided by the Adviser. Based on all of this information, the Independent Directors concluded that the advisory fees charged under the Agreement and the other amounts paid to the Adviser and its affiliates are fair and reasonable under the circumstances.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the
Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the “break point” on advisory fees in the
Agreement.

Conclusion. During the Board’s deliberations, neither the Board nor the Independent Directors identified any single piece of information that was all important or controlling with respect to their evaluation of the fairness of the
Agreement to the Series Two Fund. The Board did, however, determine that it had received such information from the
Adviser as was reasonably necessary to evaluate the terms of the Agreement, including answers to the questions raised by the Independent Directors before and during the Meeting as well as the assistance of legal counsel present at the Meeting. Accordingly, the Board, including all of the Independent Directors, unanimously concluded that the terms of the Agreement were fair and reasonable to the Series Two Fund and, in the exercise of the Directors’
reasonable business judgment, determined that the Agreement with the Adviser should be continued for another year.

Series Two – Page 19

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Value Line
Composite Index. Returns reflect a sales load for Class E while Class F is without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series Two – Page 20

Series Two – Page 21